SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 2 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)  FEBRUARY 3, 1997


                         HI-RISE RECYCLING SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


           0-21946                                   65-0222933
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  (Commission File Number)                (IRS Employer Identification No.)


                             16255 N.W. 54TH AVENUE
                              MIAMI, FLORIDA                           33014
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               (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code      (305) 624-9222


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          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The audited financial statements of Wilkinson Company, Inc. as of and for the year ended September 30, 1996 were filed as Attachment 7(a) to Amendment No. 1 to this Report.

         (B)    PRO FORMA FINANCIAL INFORMATION

         The unaudited pro forma condensed consolidated financial statements required pursuant to Item 310(d) of Regulation S-B were filed with the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1996 and are incorporated herein by reference.

         (C)    EXHIBITS

                (2) Asset Purchase Agreement, dated as of February 3, 1997, by and among Hi-Rise Recycling Systems, Inc., WC Acquisition Corp. and Wilkinson Company, Inc.*

                (23)   Consent of Hausser & Taylor.*

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* Previously filed.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                              HI-RISE RECYCLING SYSTEMS, INC.



Dated:   April 15, 1997                       By: /s/ J. GARY MCALPIN
                                                  ----------------------------
                                                  J. Gary McAlpin
                                                  Chief Operating Officer




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